                                                                    Exhibit 23.1

            Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated March 30, 2006 on the consolidated financial statements of Health Benefits Direct, Inc. for the year ended December
31, 2005, included herein on the registration statement of Health Benefits
Direct, Inc. on Form SB-2, and to the reference to our firm under the heading
Experts in the prospectus.

                                              /s/ Sherb & Co., LLP
                                              Certified Public Accountants

Boca Raton, Florida
April 10, 2006